EXHIBIT 99

                         FORM 3 JOINT FILER INFORMATION

Name:      Mosh Holding I, L.L.C.

Address:   Nine Greenway Plaza, Suite 3040
           Houston, Texas  77046


Designated Filer: Mosh Holding, L.P.

Issuer & Ticker Symbol: Mesa Offshore Trust (MOSH.OB)

Date of Event Requiring Statement:  12/18/03

Signature:

MOSH HOLDING I, L.L.C.


By:      /s/ Charles A. Sharman
   ---------------------------------
Name:    Charles A. Sharman
     -------------------------------
Title:   Manager
      ------------------------------


Name:        Charles A. Sharman

Address:     Nine Greenway Plaza, Suite 3040
             Houston, Texas  77046



Designated Filer: Mosh Holding, L.P.

Issuer & Ticker Symbol: Mesa Offshore Trust (MOSH.OB)

Date of Event Requiring Statement:  12/18/03

Signature:

/s/ Charles A. Sharman
------------------------------------
Charles A. Sharman



Name:        Timothy M. Roberson

Address:     Nine Greenway Plaza, Suite 3040
             Houston, Texas  77046

Designated Filer: Mosh Holding, L.P.

Issuer & Ticker Symbol: Mesa Offshore Trust (MOSH.OB)

Date of Event Requiring Statement:  12/18/03

Signature:

/s/ Timothy M. Roberson
------------------------------------
Timothy M. Roberson



Name:       Joseph F. Langston, Jr.

Address:    Nine Greenway Plaza, Suite 3040
            Houston, Texas  77046


Designated Filer:Mosh Holding, L.P.

Issuer & Ticker Symbol: Mesa Offshore Trust (MOSH.OB)


Date of Event Requiring Statement: 12/18/03

Signature:

/s/ Joseph F. Langston, Jr.
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Joseph F. Langston, Jr.